                                 Exhibit 99.1

Contact:
Matt Roache
Vice President, Investor Relations
+1-781-864-4730
matthew.roache@cranenxt.com

Crane NXT Reports Second Quarter 2026 Results
Delivers Sales Growth of 22%; Raises Full Year Adjusted EPS Guidance

WALTHAM, MASS - August 5, 2026 - Crane NXT, Co. (NYSE: CXT) ("Crane NXT" or the "Company"), a global leader in authentication and traceability technologies, today announced its financial results for the second quarter ended June 30, 2026.

Second Quarter 2026 Highlights
•Sales of $493 million, up 22% year-over-year; organic sales growth of 3%.
•GAAP earnings per diluted share (EPS) of $0.61, and Adjusted EPS of $1.10, increasing 13% year-over-year.
•Cash from operations of $86.7 million; Adjusted free cash flow conversion of 124%.
•The Company is raising its full year Adjusted EPS guidance to a range of $4.22 to $4.42 from $4.10 to $4.40.

Aaron W. Saak, Crane NXT's President and Chief Executive Officer, stated: "We had strong operational performance in Q2, delivering on our value creation priorities of accelerating growth, building on our leadership positions, and driving operational excellence. With our strong first-half performance, and expected continued momentum, we are raising our full-year Adjusted EPS guidance to a range of $4.22 to $4.42.”

Mr. Saak continued: “I’m pleased with the progress we’ve made during our first 90 days with the integration of Antares Vision. We are quickly implementing the Crane Business System to drive growth and margin expansion. As our performance shows, we are executing on our strategic priorities and are well positioned to deliver meaningful long-term value creation for our shareholders."

Summary of Second Quarter 2026 Results

	Three Months Ended June 30,		Change
(dollars in millions)	2026	2025	$	%
Net sales (GAAP)	$493.2	$404.4	$88.8	22.0%
Organic sales			$11.3	2.8%
Net income (GAAP)	$35.4	$24.9	$10.5	42.2%
Net income margin (GAAP)	7.2%	6.2%		100bps
Adjusted EBITDA	$115.5	$97.9	$17.6	18.0%
Adjusted EBITDA margin	23.4%	24.2%		(80bps)
Second quarter 2026 net income attributable to common shareholders was $35.4 million, or $0.61 per share. Net income margin was 7.2%. Continued strong demand in the Currency business, cost saving actions in Crane Authentication and the sales benefit from acquisitions were partially offset by the impact of lower volumes in CPI. Adjusted EPS for the quarter was $1.10 which excludes acquisition related expenses and restructuring actions. Second quarter 2026 Adjusted EBITDA margin was 23.4%.
Summary of Second Quarter 2026 Segment Financial Results
Security and Authentication Technologies ("SAT")

	Three Months Ended June 30,		Change
(dollars in millions)	2026	2025	$	%
Net sales (GAAP)	$226.7	$193.0	$33.7	17.5%
Organic sales			$18.5	9.6%
Operating profit (GAAP)	$38.9	$18.0	$20.9	116.1%
Operating profit margin (GAAP)	17.2%	9.3%		790bps
Adjusted EBITDA	$58.8	$49.4	$9.4	19.0%
Adjusted EBITDA margin	25.9%	25.6%		30bps
Detection and Traceability Technologies ("DTT")

	Three Months Ended June 30,		Change
(dollars in millions)	2026	2025	$	%
Net sales (GAAP)	$266.5	$211.4	$55.1	26.1%
Organic sales			$(7.2)	(3.4)%
Operating profit (GAAP)	$44.0	$49.0	$(5.0)	(10.2)%
Operating profit margin (GAAP)	16.5%	23.2%		(670bps)
Adjusted EBITDA	$70.4	$59.3	$11.1	18.7%
Adjusted EBITDA margin	26.4%	28.1%		(170bps)

Totals may not sum due to rounding
Please see the Non-GAAP Financial Measures tables in this release

Full Year 2026 Guidance
The Company is updating its full year guidance that was previously provided on May 6, 2026.

Full Year 2026 Guidance Details
(dollars in millions, except per share data)	Prior Guidance	Updated Guidance
Crane NXT Sales Growth	+15% to +17%	+15% to +17%
SAT Segment Sales Growth	~HSD	~HSD to ~LDD
DTT Segment Sales Growth	Low 20's %	Low 20's %
Adjusted Segment EBITDA Margin	~27%	~27%
Adjusted EBITDA Margin	~24%	~24%
Adjusted EPS	$4.10 to $4.40	$4.22 to $4.42

Other items:
Corporate Expense	~$58	~$58
Non-Operating Expense, Net	~$85	~$80
Adjusted Tax Rate	~21.5%	~21.5%
Adjusted Free Cash Flow Conversion	~90% to ~110%	~90% to ~110%
Diluted Shares	~58 million	~58 million
Please see the Non-GAAP Financial Measures definitions in this release
Third Quarter 2026 Dividend
Crane NXT announced its quarterly dividend of $0.18 per share for the third quarter of 2026. The dividend is payable on September 9, 2026, to shareholders of record as of August 31, 2026.
Conference Call
Crane NXT scheduled a conference call to discuss the second quarter financial results on Thursday, August 6, 2026, at 10:00 A.M. (Eastern). Interested parties may listen to a live webcast of the conference call by visiting the Events section of the Investor Relations section of the Company’s website. For those wishing to participate in the Q&A session of the call, please visit the Investors section of Crane NXT's website at www.cranenxt.com to pre-register. Pre-registration may be completed at any time up to the call start time. An accompanying slide presentation and a replay of the live event will also be available on the Company’s website.
About Crane NXT, Co.
Crane NXT is a global leader in authentication and traceability technologies that secure, detect, and authenticate what matters most to its customers. Through its two market-leading business segments, Security & Authentication Technologies and Detection & Traceability Technologies, Crane NXT provides innovative solutions that prevent the counterfeiting of products and identities and ensure the quality, authenticity, and traceability of products across the supply chain. Crane NXT’s approximately 6,000 employees help its customers protect their most important assets and ensure secure, seamless transactions around the world every day. For more information, visit www.cranenxt.com.

Forward-Looking Statements Disclaimer
This press release contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and those regarding the Company's intent, belief, or expectations, including statements regarding outlook for 2026 or any other period, dividend payments, or the timing of any of the foregoing.
Words such as “anticipate(s),” “expect(s),” “intend(s),” “believe(s),” “plan(s),” “may,” “will,” “would,” “could,” “should,” “seek(s),” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. These statements are based on management’s current expectations and beliefs and are subject to a number of risks and uncertainties and other important factors that could lead to actual results differing materially from those projected, forecasted or expected. The Company assumes no (and disclaims any) obligation to revise or update these statements to reflect future events or circumstances. Although the Company believes that the assumptions underlying the forward-looking statements are reasonable, it can give no assurance that its expectations will be attained. The Company cautions investors not to place undue reliance on any such forward-looking statements.
Risks and uncertainties that could cause actual results to differ materially from the Company's expectations include, but are not limited to: the impact of tariffs and other trade measures; changes in global economic conditions (including inflationary pressures) and geopolitical risks, including macroeconomic fluctuations; demand for its products, which is variable and subject to factors beyond its control; risks associated with conducting a substantial portion of its business outside the U.S., including the risk of tariffs and other trade measures by the U.S. and other countries; information systems and technology networks failures, breaches in data security, theft of personally identifiable and other information, and non-compliance with its contractual or other legal obligations regarding such information; being unable to identify or complete acquisitions, or to successfully integrate the businesses the Company acquires; fluctuation in the prices of, or disruption in its ability to source, components and raw materials, and delays in the distribution of its products; loss of personnel or being able to hire and retain additional personnel needed to sustain and grow its business as planned; being unable to successfully develop and introduce new products, which would limit its ability to grow and maintain its competitive position; governmental regulations and failure to comply with those regulations; the ability to protect its intellectual property; risks from litigation, claims and investigations, including those related to product liability and warranties, and employee, commercial, intellectual property and environmental matters; risks related to its ability to improve productivity, reduce costs and align manufacturing capacity with customer demand; significant competition in the Company's markets; additional tax expenses or exposures; adverse impacts from intangible asset impairment charges; inadequate or ineffective internal controls; and risks related to the separation in 2023 from Crane Company, including not obtaining the intended tax treatment of the separation transaction, failure of Crane Company to perform under the various transaction agreements and actual or potential conflicts of interest with Crane Company.
Readers should carefully review Crane NXT, Co.’s financial statements and the notes thereto, as well as the section entitled “Risk Factors” in Item 1A of Crane NXT, Co.’s Annual Report on Form 10-K for the year ended December 31, 2025, as updated by its Quarterly Reports on Form 10-Q and the other documents Crane NXT, Co. and its subsidiaries file from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

CRANE NXT, CO. AND SUBSIDIARIES
Condensed Consolidated Statements of Operations Data
(unaudited, in millions, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Net sales:
Security and Authentication Technologies	$226.7	$193.0	$419.5	$320.4
Detection and Traceability Technologies	266.5	211.4	461.4	414.3
Total net sales	$493.2	$404.4	$880.9	$734.7

Operating profit (loss):
Security and Authentication Technologies	38.9	$18.0	$54.0	$20.4
Detection and Traceability Technologies	44.0	49.0	75.4	98.7
Corporate	(14.0)	(19.1)	(38.3)	(33.9)
Total operating profit	$68.9	$47.9	$91.1	$85.2

Interest expense	(21.0)	(16.4)	(38.8)	(27.9)
Equity investment income	0.1	0.3	4.8	0.4
Miscellaneous (expense) income, net	(0.1)	1.0	—	3.2
Income before income taxes	47.9	32.8	57.1	60.9
Provision for income taxes	11.7	7.8	14.1	14.2
Net income before allocation to noncontrolling interest	36.2	25.0	43.0	46.7
Less: Noncontrolling interest in subsidiaries’ earnings	0.8	0.1	1.2	0.1
Net income attributable to common shareholders	$35.4	$24.9	$41.8	$46.6

Earnings per diluted share	$0.61	$0.43	$0.72	$0.80

Average diluted shares outstanding	58.0	57.9	58.0	57.9
Average basic shares outstanding	57.5	57.4	57.5	57.3

CRANE NXT, CO. AND SUBSIDIARIES
Condensed Consolidated Balance Sheets
(unaudited, in millions)

	June 30, 2026	December 31, 2025
Assets
Current assets:
Cash and cash equivalents	$231.4	$233.8
Accounts receivable, net	406.9	351.8
U.S. and foreign taxes on income	18.9	12.7
Inventories, net	238.5	169.5
Other current assets	84.8	85.1
Total current assets	980.5	852.9

Property, plant and equipment, net	318.4	303.8
Long-term deferred tax assets	13.0	2.5
Investment in equity affiliates and joint ventures	8.2	139.4
Other assets	93.3	96.6
Intangible assets, net	745.7	557.2
Goodwill	1,436.0	1,164.0
Total assets	$3,595.1	$3,116.4

Liabilities and equity
Current liabilities:
Short-term borrowings	$193.9	$135.1
Accounts payable	118.8	132.3
Contract liabilities	158.7	87.3
Accrued liabilities	199.5	185.7
U.S. and foreign taxes on income	21.9	28.7
Total current liabilities	692.8	569.1

Long-term debt	1,260.0	1,004.4
Accrued pension and postretirement benefits	28.7	19.1
Long-term deferred tax liability	204.8	151.0
Other liabilities	123.0	116.0

Redeemable noncontrolling interest	20.7	6.9

Total equity	1,265.1	1,249.9
Total liabilities, redeemable noncontrolling interest, and equity	$3,595.1	$3,116.4

CRANE NXT, CO. AND SUBSIDIARIES
Condensed Consolidated Statements of Cash Flows
(unaudited, in millions)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Operating activities:
Net income before allocation to noncontrolling interest	$36.2	$25.0	$43.0	$46.7
Adjustments to reconcile net income to net cash flows provided by operating activities:
Depreciation and amortization	38.8	27.1	68.5	48.7
Stock-based compensation expense	4.4	3.1	19.2	6.0
Income from equity investments	(0.1)	(0.3)	(4.8)	(0.4)
Deferred income taxes	(3.5)	(12.3)	(5.4)	(12.8)
Cash (used for) provided by operating working capital	(4.5)	13.3	(55.8)	(48.1)
Long-term contract liabilities	15.8	0.6	8.6	(0.2)
Other	(0.4)	6.3	(0.6)	3.8
Total provided by operating activities	$86.7	$62.8	$72.7	$43.7
Investing activities:
Proceeds from disposition of assets	0.5	—	5.1	—
Payment for acquisitions, net of cash acquired	—	(394.0)	(225.4)	(394.0)
Capital expenditures	(13.3)	(7.0)	(23.4)	(20.1)
Settlement of forward contracts	(0.1)	2.0	(0.4)	1.5
Total used for investing activities	$(12.9)	$(399.0)	$(244.1)	$(412.6)
Financing activities:
Dividends paid	(10.4)	(9.8)	(20.7)	(19.5)
Proceeds from stock options exercised	0.3	0.7	0.3	1.3
Purchase of noncontrolling interest	(0.2)	—	(0.2)	—
Payment of tax withholding on equity awards vested	(0.2)	(0.2)	(3.0)	(5.8)
Debt issuance costs	(0.4)	—	(2.0)	(0.8)
Repayment of short-term debt	(115.1)	—	(115.1)	—
Proceeds from revolving credit facility	129.4	242.0	159.4	348.0
Repayments of revolving credit facility	(71.0)	(289.5)	(101.0)	(342.0)
Proceeds from term loan	—	400.4	366.9	400.4
Repayment of term loan	—	(36.8)	(112.4)	(36.8)
Finance lease repayments	(1.9)	—	(1.9)	—
Total (used for) provided by financing activities	$(69.5)	$306.8	$170.3	$344.8

Effect of exchange rates on cash, cash equivalents and restricted cash	(2.2)	8.5	(4.0)	15.2
Increase (Decrease) in cash, cash equivalents and restricted cash	2.1	(20.9)	(5.1)	(8.9)
Cash, cash equivalents and restricted cash at beginning of period	239.0	185.4	246.2	173.4
Cash, cash equivalents and restricted cash at end of period	$241.1	$164.5	$241.1	$164.5

CRANE NXT, CO. AND SUBSIDIARIES
Order Backlog
(unaudited, in millions)

	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Security and Authentication Technologies	$498.1	$428.5	$379.4	$447.6	$447.2
Detection and Traceability Technologies[1]	$257.4	$220.8	$113.4	$109.4	$144.4
Total backlog	$755.5	$649.3	$492.8	$557.0	$591.6

[1] Includes $124.7 million of backlog as of June 30, 2026, pertaining to the Antares Vision business acquired in March 2026.

CRANE NXT, CO. AND SUBSIDIARIES
Sales Growth
(unaudited, in millions)

	Three Months Ended June 30,		Change
(dollars in millions)	2026	2025	$	%
Total Crane NXT Net Sales	$493.2	$404.4	$88.8	22.0%
Organic sales			11.3	2.8%
Acquisitions			74.6	18.4%
Foreign exchange			2.9	0.8%

Security and Authentication Technologies Net Sales	$226.7	$193.0	$33.7	17.5%
Organic sales			18.5	9.6%
Acquisitions			10.9	5.6%
Foreign exchange			4.3	2.2%

Detection and Traceability Technologies Net Sales	$266.5	$211.4	$55.1	26.1%
Organic sales			(7.2)	(3.4)%
Acquisitions			63.7	30.1%
Foreign exchange			(1.4)	(0.6)%

*Please see the Non-GAAP Financial Measures definitions in this release

CRANE NXT, CO. AND SUBSIDIARIES
Non-GAAP Financial Measures
(unaudited, in millions, except per share data)

	Three Months Ended June 30,
	2026		2025
	$	Per Share	$	Per Share
Net sales (GAAP)	$493.2		$404.4

Operating profit (GAAP)	$68.9		$47.9
Operating profit margin (GAAP)	14.0%		11.8%

Adjusted Net Income and Adjusted Net Income per Share*
Net income attributable to common shareholders (GAAP)	$35.4	$0.61	$24.9	$0.43
Acquired intangible asset amortization	24.2	0.42	15.2	0.26
Restructuring and related costs	3.3	0.06	7.3	0.13
Transaction related expenses	4.4	0.07	12.4	0.21
Acquisition related adjustments	2.9	0.05	2.9	0.05
Tax adjustments	(6.3)	(0.11)	(6.6)	(0.11)
Adjusted net income (Non-GAAP)	$63.9	$1.10	$56.1	$0.97

Adjusted EBITDA and Adjusted EBITDA margin*
Net income attributable to common shareholders (GAAP)	$35.4		$24.9
Net income margin (GAAP)	7.2%		6.2%

Adjustments to net income attributable to common shareholders
Income tax expense	11.7		7.8
Intangible asset amortization	24.8		15.7
Interest expense, net	20.5		16.2
Depreciation	12.5		10.7
Transaction related expenses	4.4		12.4
Acquisition related adjustments	2.9		2.9
Restructuring and related costs	3.3		7.3
Adjusted EBITDA (Non-GAAP)	$115.5		$97.9
Adjusted EBITDA Margin (Non-GAAP)	23.4%		24.2%

Totals may not sum due to rounding
*Please see the Non-GAAP Financial Measures definitions in this release

CRANE NXT, CO. AND SUBSIDIARIES
Non-GAAP Financial Measures
(unaudited, in millions, except per share data)

	Six Months Ended June 30,
	2026		2025
	$	Per Share	$	Per Share
Net sales (GAAP)	$880.9		$734.7

Operating profit (GAAP)	$91.1		$85.2
Operating profit margin (GAAP)	10.3%		11.6%

Adjusted Net Income and Adjusted Net Income per Share*
Net income attributable to common shareholders (GAAP)	$41.8	$0.72	$46.6	$0.80
Acquired intangible asset amortization	39.9	0.69	26.2	0.45
Restructuring and related costs	6.7	0.12	7.3	0.13
Transaction related expenses	14.7	0.25	13.1	0.23
Acquisition related adjustments	9.4	0.16	3.2	0.06
Tax adjustments	(13.9)	(0.24)	(9.0)	(0.16)
Adjusted net income (Non-GAAP)	$98.6	$1.70	$87.4	$1.51

Adjusted EBITDA and Adjusted EBITDA margin*
Net income attributable to common shareholders (GAAP)	$41.8		$46.6
Net income margin (GAAP)	4.7%		6.3%

Adjustments to net income attributable to common shareholders
Income tax expense	14.1		14.2
Intangible asset amortization	41.0		27.0
Interest expense, net	38.1		27.5
Depreciation	24.4		20.1
Transaction related expenses	14.7		13.1
Acquisition related adjustments	9.4		3.2
Restructuring and related costs	6.7		7.3
Adjusted EBITDA (Non-GAAP)	$190.2		$159.0
Adjusted EBITDA Margin (Non-GAAP)	21.6%		21.6%

Totals may not sum due to rounding
*Please see the Non-GAAP Financial Measures definitions in this release

CRANE NXT, CO. AND SUBSIDIARIES
Non-GAAP Financial Measures by Segment
(unaudited, in millions)

Three Months Ended June 30, 2026	SAT	DTT	Total Segment	Corporate	Total Company
Net sales	$226.7	$266.5	$493.2	$—	$493.2

Operating profit (loss) (GAAP)	$38.9	$44.0	$82.9	$(14.0)	$68.9
Operating profit margin (GAAP)	17.2%	16.5%	16.8%		14.0%

Special items impacting operating profit:
Acquired intangible asset amortization	9.7	14.5	24.2	—	24.2
Restructuring and related costs	0.9	2.4	3.3	—	3.3
Acquisition related adjustments	0.2	3.1	3.3	—	3.3
Transaction related expenses	0.5	4.1	4.6	0.1	4.7
Adjusted operating profit (loss) (non-GAAP)*	$50.2	$68.1	$118.3	$(13.9)	$104.4
Adjusted operating profit margin (non-GAAP)*	22.1%	25.6%	24.0%		21.2%

Depreciation and amortization[1]	10.6	3.0	13.6	—	13.6
Non-operating (expense) income	(2.0)	(0.7)	(2.7)	0.2	(2.5)

Adjusted EBITDA (non-GAAP)*	$58.8	$70.4	$129.2	$(13.7)	$115.5
Adjusted EBITDA margin (non-GAAP)*	25.9%	26.4%	26.2%		23.4%

Three Months Ended June 30, 2025	SAT	DTT	Total Segment	Corporate	Total Company
Net sales (GAAP)	$193.0	$211.4	$404.4	$—	$404.4

Operating profit (loss) (GAAP)	$18.0	$49.0	$67.0	$(19.1)	$47.9
Operating profit margin (GAAP)	9.3%	23.2%	16.6%		11.8%

Special items impacting operating profit:
Acquired intangible asset amortization	9.8	5.4	15.2	—	15.2
Restructuring and related costs	6.1	1.2	7.3	—	7.3
Acquisition related adjustments	2.9	—	2.9	—	2.9
Transaction related expenses	3.0	1.4	4.4	8.0	12.4
Adjusted operating profit (loss) (non-GAAP)*	$39.8	$57.0	$96.8	$(11.1)	$85.7
Adjusted operating profit margin (non-GAAP)*	20.6%	27.0%	23.9%		21.2%

Depreciation and amortization[1]	9.4	1.9	11.3	0.1	11.4
Non-operating income	0.2	0.4	0.6	0.2	0.8
Adjusted EBITDA (non-GAAP)*	$49.4	$59.3	$108.7	$(10.8)	$97.9
Adjusted EBITDA margin (non-GAAP)*	25.6%	28.1%	26.9%		24.2%
*Please see the Non-GAAP Financial Measures tables in this release.
[1]Excludes depreciation and amortization associated with acquisition-related fair value step-ups.

CRANE NXT, CO. AND SUBSIDIARIES
Non-GAAP Financial Measures by Segment
(unaudited, in millions)

Six Months Ended June 30, 2026	SAT	DTT	Total Segment	Corporate	Total Company
Net sales	$419.5	$461.4	$880.9	$—	$880.9

Operating profit (loss) (GAAP)	$54.0	$75.4	$129.4	$(38.3)	$91.1
Operating profit margin (GAAP)	12.9%	16.3%	14.7%		10.3%

Special items impacting operating profit:
Acquired intangible asset amortization	20.1	19.8	39.9	—	39.9
Restructuring and related costs	3.4	3.3	6.7	—	6.7
Acquisition related adjustments	0.5	13.8	14.3	—	14.3
Transaction related expenses	0.9	5.2	6.1	8.6	14.7
Adjusted operating profit (loss) (non-GAAP)	$78.9	$117.5	$196.4	$(29.7)	$166.7
Adjusted operating profit margin (non-GAAP)	18.8%	25.5%	22.3%		18.9%

Depreciation and amortization (excluding acquisition- related amortization)	20.5	4.9	25.4	0.1	25.5
Non-operating (expense) income	(2.0)	(0.2)	(2.2)	0.2	(2.0)

Adjusted EBITDA (non-GAAP)*	$97.4	$122.2	$219.6	$(29.4)	$190.2
Adjusted EBITDA margin (non-GAAP)*	23.2%	26.5%	24.9%		21.6%

Six Months Ended June 30, 2025	SAT	DTT	Total Segment	Corporate	Total Company
Net sales	$320.4	$414.3	$734.7	$—	$734.7

Operating profit (loss) (GAAP)	$20.4	$98.7	$119.1	$(33.9)	$85.2
Operating profit margin (GAAP)	6.4%	23.8%	16.2%		11.6%

Special items impacting operating profit:
Acquired intangible asset amortization	15.5	10.7	26.2	—	26.2
Restructuring and related costs	6.1	1.2	7.3	—	7.3
Acquisition related adjustments	3.2	—	3.2	—	3.2
Transaction related expenses	3.0	1.4	4.4	8.7	13.1
Adjusted operating profit (loss) (non-GAAP)	$48.2	$112.0	$160.2	$(25.2)	$135.0
Adjusted operating profit margin (non-GAAP)	15.0%	27.0%	21.8%		18.4%

Depreciation and amortization (excluding acquisition- related amortization)	17.0	3.7	20.7	0.1	$20.8
Non-operating income	1.9	0.8	2.7	0.5	3.2

Adjusted EBITDA (non-GAAP)*	$67.1	$116.5	$183.6	$(24.6)	$159.0
Adjusted EBITDA margin (non-GAAP)*	20.9%	28.1%	25.0%		21.6%
*Please see the Non-GAAP Financial Measures tables in this release.

CRANE NXT, CO. AND SUBSIDIARIES
Free Cash Flow and Adjusted Free Cash Flow
(unaudited, in millions)

	Three Months Ended June 30,		Six Months Ended June 30,
Cash Flow Items	2026	2025	2026	2025
Cash provided by operating activities (GAAP)	$86.7	$62.8	$72.7	$43.7
Less: Capital expenditures	(13.3)	(7.0)	(23.4)	(20.1)
Free cash flow	$73.4	$55.8	$49.3	$23.6
Transaction related expenses[1]	6.0	11.6	11.2	13.3
Adjusted free cash flow (non-GAAP)	$79.4	$67.4	$60.5	$36.9

Adjusted net income (non-GAAP)*	$63.9	$56.1	$98.6	$87.4
Adjusted free cash flow conversion (non-GAAP)	124.3%	120.1%	61.4%	42.2%
[1] Represents cash paid for transaction related expenses.
*Please see the Non-GAAP Financial Measures tables in this release.
Net Leverage Ratio
(unaudited, in millions, except net leverage ratio)

June 30, 2026
Total debt (excluding deferred financing costs of $30.0 million)	$1,484.0
Less: Cash and cash equivalents	(231.4)
Net debt	$1,252.6
TTM Adjusted EBITDA (non-GAAP)*	$459.4
Net leverage ratio	2.7
*The TTM Adjusted EBITDA includes Antares Vision for periods prior to the acquisition on March 31, 2026. Please refer to the Non-GAAP Financial Measures tables in prior quarter releases and in this release.

Crane NXT reports its financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). This press release includes certain non-GAAP financial measures, including Adjusted EBITDA, Adjusted EBITDA margin, Adjusted EPS, free cash flow, and Adjusted free cash flow, that are not prepared in accordance with GAAP. These non-GAAP measures are an addition, and not a substitute for or superior, to measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to operating income, net income or any other performance measures derived in accordance with GAAP. The Company's management believes that these non-GAAP measures of financial results (including on a forward-looking or projected basis) provide useful supplemental information to investors about Crane NXT. However, there are a number of limitations related to the use of these non-GAAP measures and their nearest GAAP equivalents. For example, other companies may calculate non-GAAP measures differently or may use other measures to calculate their financial performance, and therefore the Company's non-GAAP measures may not be directly comparable to similarly titled measures of other companies.
"Special items" are items that are not incurred in all periods, the size of these items is difficult to predict, and none of these items are indicative of the operations of the underlying businesses. Management believes that non-GAAP financial measures that exclude these items provide investors with an alternative metric that can assist in predicting future earnings and profitability that are complementary to GAAP metrics. Special items consist of:
•Transaction related expenses including acquisition related expenses such as incremental professional fees associated with closing and integration of acquisitions.
•Acquired intangible asset amortization.
•Acquisition related adjustments primarily reflect purchase accounting adjustments arising from acquisitions, including fair value step‑ups (such as the amortization of acquisition‑related inventory). These adjustments include the fair value remeasurement of the Company’s equity‑method investment in Antares Vision as of the acquisition date, as well as stock‑based compensation issued to Antares Vision senior management in connection with the acquisition, and debt extinguishment costs related to the early repayment of assumed debt.

•Restructuring and related costs are predominantly related to severance charges associated with the integration of the DLR and OpSec businesses, and the alignment of DTT's cost structure with existing economic conditions. These costs include formal restructuring programs as well as other discrete actions. Certain costs included in this adjustment are not reported as restructuring charges in the GAAP results due to their immateriality.
Reconciliations of certain forward-looking and projected non-GAAP measures, including Adjusted segment EBITDA margin and Adjusted EPS, to the closest corresponding GAAP measure are not available without unreasonable efforts due to the high variability, complexity and low visibility with respect to the charges excluded from these non-GAAP measures, which could have a potentially significant impact on Crane NXT's future GAAP results. Crane NXT calculates Adjusted segment EBITDA margin and Adjusted EPS as described below.
•"Adjusted Segment EBITDA" excludes net interest expense, tax expense and depreciation and amortization expense from net income, as well as special items. "Adjusted segment EBITDA margin" is calculated as Adjusted segment EBITDA divided by sales.
•"Adjusted EPS" is calculated as Adjusted net income divided by diluted shares. Adjusted net income is calculated as net income excluding special items, the tax effect of these adjustments and other discrete tax items.
The Company's management believes that each of the following non-GAAP measures provides useful information to investors regarding the Company’s financial conditions and operations:
•"Adjusted net income" and "Adjusted EPS" exclude special items, the tax effect of these adjustments and other discrete tax items which are outside of the Company's underlying business performance, some of which may or may not be non-recurring, and which management believes may complicate the presentation of the Company’s underlying earnings and operational performance.
•“Free cash flow,” “Adjusted free cash flow” and "Adjusted free cash flow conversion” provide supplemental information to assist management and investors in analyzing the Company’s ability to generate liquidity from its operating activities. The measure of free cash flow does not take into consideration certain other non-discretionary cash requirements such as, for example, mandatory principal payments on the Company’s long-term debt. Free cash flow is calculated as cash provided by operating activities less capital expenditures. Adjusted free cash flow is calculated as free cash flow adjusted for certain cash items which management believes may complicate the interpretation of the Company’s underlying free cash flow performance such as certain transaction related cash flow items. Adjusted free cash flow conversion is calculated as Adjusted free cash flow divided by Adjusted net income. These items are not incurred in all periods, the size of these items is difficult to predict, and none of these items are indicative of the operations of the underlying businesses. Management believes that non-GAAP financial measures that exclude these items provide investors with an alternative metric that can assist in predicting future cash flows that are complementary to GAAP metrics.
•"Adjusted EBITDA" and "Adjusted EBITDA margin" exclude net interest expense, tax expense, depreciation and amortization expense and special items. "Adjusted operating profit (loss)" excludes special items described above that impact operating profit. Management believes that non-GAAP financial measures that exclude these items provide investors with an alternative metric that can assist in predicting future earnings and profitability that are complementary to GAAP metrics.
•"Net leverage ratio" refers to Net debt divided by trailing twelve months (TTM) pro forma Adjusted EBITDA. "Net debt" represents total debt (excluding deferred financing costs), including acquired debt from Antares Vision acquisition, less cash and cash equivalents. The TTM Adjusted EBITDA includes the Antares Vision TTM Adjusted EBITDA for periods prior to the acquisition. Management believes that these non-GAAP financial measures provide useful information about our ability to satisfy our debt obligations.
•References to "organic," such as "organic sales", "organic Adjusted EBITDA" exclude currency effects and, where applicable, the first-year impacts of acquisitions and divestitures. Management believes that non-GAAP financial measures that exclude these items provide investors with an alternative metric that can assist in identifying underlying growth trends in our business and facilitate comparison of our sales performance, for example, with prior and future periods that are complementary to GAAP metrics.